BROWN ADVISORY FUNDS
(the “Trust”)
Brown Advisory Small-Cap Growth Fund
(the “Fund”)
Institutional Shares (BAFSX)
Investor Shares (BIASX)
Advisor Shares (BASAX)
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Supplement dated August 27, 2026
to the Prospectus and Summary Prospectus, each dated October 31, 2025, as amended
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This supplement serves as notification of, and provides information regarding, certain changes to the portfolio management arrangements for the Fund.
1.    Change in Title of Portfolio Manager for the Fund
Effective as of August 27, 2026, as part of the firm’s succession planning, George Sakellaris, CFA, has assumed the role as portfolio manager to the Fund alongside Christopher Berrier. Mr. Sakellaris previously served as associate portfolio manager to the Fund since 2017. Accordingly, Mr. Sakellaris now retains equal decision-making authority in the day-to-day management of the Fund with Mr. Berrier, who has served as portfolio manager to the Fund since 2006. It is currently expected that Mr. Berrier will transition away from his role as a portfolio manager to the Fund during the second half of 2027, with Mr. Sakellaris assuming full decision-making authority in the day-to-day management of the Fund. The Trust will provide further information when the transition becomes effective.

If you have any questions, please call the Fund at 1-800-540-6807 (toll free) or 414-203-9064.

Investors should retain this supplement for future reference